Exhibit 10.1

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

IIl - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Adjusting the subscription price and number of shares covered by the Options

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for Exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

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I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sate of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 15 December 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 January 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entities the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) further grant(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% Interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the dale that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of Incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months [to exercise the Options],

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

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III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for share to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price or shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that, the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain, realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRD52 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

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I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 8 March 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 1,300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 March 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) further grant(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2 hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

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III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-3

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

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I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 8 March 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 1,300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 March 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an INDIVIDUAL LETTER OF GRANT sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4, hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years and the first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the exercise conditions set forth below.

The Beneficiary is entitled to exercise the allocated Options only if such Options have Vested, pursuant to the following Vesting and exercise schedule:

1st Vesting milestone:	25% of the allocated Options will vest on June 30, 2007 and the Beneficiary will be entitled to exercise them if the RF IC development activity results in the availability of a Functional WIMAX RF IC Engineering Sample (i.e. measured performance close to the specifications; of the RF IC component) by June 30 2007;

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2nd Vesting milestone:	in addition to the vesting related to the 1st previous milestone, 45% of the allocated Options will vest on December 31, 2007 and the Beneficiary will be entitled to exercise them if the RF IC development activity results in the general availability for sale of the WIMAX RF IC as Production Unit by December 31 2007;

3rd Vesting milestone:	in addition to the previous milestones, 30% of the allocated Options will vest on December 31, 2008 and the Beneficiary will be entitled to exercise them if the effective sales of the WIMAX RF IC by Sequans Communications by December 31 2008 is greater than one million (1,000,000) units.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

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A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the Issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2 Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V- 1. Delivery and form of shares

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Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment,

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her Income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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- SEQUENS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-4

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

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I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 17 October 2006, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 750,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 November 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

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III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 1.215 per share (of which EUR 1.205 is an issue premium), i.e., the issue price for shares decided in connection with the increase In share capital voted by the extraordinary general shareholders’ meeting held on 17 July 2006.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 In 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2008-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment,

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 12 June 2008, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 500,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 July 2008, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the Options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2008-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 31 January 2008.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 51% tax on the amount above EUR 152,500. These rates are reduced to 29% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG = “contribution sociale géneralisee”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,000 in 2008, the total amount of sales made by a tax household).

The rate applicable is 29% (i.e., the proportional rate of 18%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2009-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of article L.233-1 of the French Code de commerce, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 12 June 2009, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 250,000 Options maximum. Each Option gives the holder the right to subscribe for one new series A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 15 July 2009, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

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III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one series A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options granted to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) subsequent grant(s)

•	The Beneficiary may exercise 25% of the Options grant to him/her after the expiry of a period of 12 months following the date of such grant;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid grant.

The first exercise must cover at least 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

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III-4. Setting the subscription price for the shares obtained by exercising the options

The combined general shareholders’ meeting determined that the subscription price for shares to be issued pursuant to an exercise of the Options shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2009-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 10 July 2008.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque - or wire transfer - made out to the Company’s order in an amount in Euros corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment in France.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX AND SOCIAL PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42.1% tax (i.e., 30% tax, plus 12.1% for the CSG, CRDS, social contribution and RSA1) on the amount up to EUR 152.500, and to a 52.1% tax (i.e. 40% tax plus 12.1% social contributions) on the amount above EUR 152,500. These rates are reduced to 30.1% and 42.1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG (“contribution sociale généralisée”), CRDS (“contribution au remboursement de la dette sociale”), prélèvement social and RSA are French social contributions

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2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, the total amount of sales made by a tax household).

The rate applicable is 30.1% (i.e., the proportional rate of 18%, plus 12.1% for the CSG, CRDS, the social contribution and the RSA contribution).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. In addition, it is specified that Options allocated to Beneficiaries affiliated to the French Social Security Regime (régime français d’assurance maladie) at the date of allocation, are liable to two specific social contributions to be paid respectively by the employer and the employee (statute dated 19 December 2007, article 13 - Circulaire dated 8 April 2008).

The contribution of the employee is based upon the value of the shares at the date of subscription, as defined under article 200, 6 bis, of the French tax code. The rate of such contribution is 2.5%.

The share sale shall trigger the payability of the contribution.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

1. General provisions

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

2. Specific provisions concerning Beneficiaries submitted to Israeli law

In order to enjoy the benefit of the capital gains tax treatment in accordance with the provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance (New Version), 5721-1961, as in effect from time to time (“Section 102”), the Shares likely to be subscribed by the Israeli Beneficiary upon exercise of its Options must not be transferred until the end of a period of time as required under aforesaid Section 102 (the “Holding Period”).

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- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2009-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of article L233-1 of the French Code de commerce, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L225-177 and following of the French Code de commerce.

In a decision taken on 14 October 2009, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 250,000 Options under this Plan. Each Option gives the holder the right to subscribe for one new series A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 November 2009, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one series A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options granted to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) subsequent grant(s)

•	The Beneficiary may exercise 25% of the Options grant to him/her after the expiry of a period of 12 months following the date of such grant;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid grant.

The first exercise must cover at least 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the options

The combined general shareholders’ meeting determined that the subscription price for shares to be issued pursuant to an exercise of the Options shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2009-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 October 2009.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque - or wire transfer - made out to the Company’s order in an amount in Euros corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment in France.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX AND SOCIAL PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42.1% tax (i.e., 30% tax, plus 12.1% for the CSG, CRDS, social contribution and RSA1) on the amount up to EUR 152,500, and to a 52.1% tax (i.e. 40% tax plus 12.1% social contributions) on the amount above EUR 152,500. These rates are reduced to 30.1% and 42.1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG (“contribution sociale généralisée”), CRDS (“contribution au remboursement de la dette sociale”), prélèvement social and RSA are French social contributions

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2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, the total amount of sales made by a tax household).

The rate applicable is 30.1% (i.e., the proportional rate of 18%, plus 12.1% for the CSG, CRDS, the social contribution and the RSA contribution).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. In addition, it is specified that Options allocated to Beneficiaries affiliated to the French Social Security Regime (régime français d’assurance maladie) at the date of allocation, are liable to two specific social contributions to be paid respectively by the employer and the employee (statute dated 19 December 2007, article 13 – Circulaire dated 8 April 2008).

The contribution of the employee is based upon the value of the shares at the date of subscription, as defined under article 200, 6 bis, of the French tax code. The rate of such contribution is 2.5%.

The share sale shall trigger the payability of the contribution.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDARIES LOCATED ABROAD.

1. General provisions

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

2. Specific provisions concerning Beneficiaries submitted to Israeli law

In order to enjoy the benefit of the capital gains tax treatment in accordance with the provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance (New Version), 5721-1961, as in effect from time to time (“Section 102”), the Shares likely to be subscribed by the Israeli Beneficiary upon exercise of its Options must not be transferred until the end of a period of time as required under aforesaid Section 102 (the “Holding Period”).

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SEQUANS COMMUNICATIONS

Société ananyme au capital de 475.712,78 Euros

Siège social : 19, Le Parvis de La Défense-92800 PUTEAUX

RCS Nonterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2010-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on [21] July 2010, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the SO 2010-1 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove, being specified that this SO 2010-1 Plan shall apply to the issuance of 600,000 Options maximum.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

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(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

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III-4. Setting the subscription price for shares obtained by exercising the options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO 2010-1 Plan, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

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V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V- 2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,1% tax (i.e., 30% tax, plus 12,1% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 52,1% tax on the amount above EUR 152,500. These rates are reduced to 30,1% and 42,1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, the total amount of sales made by a tax household).

The rate applicable is 30,1% (i.e., the proportional rate of 18%, plus 12,1% for the CSG, CRDS and social security contributions).

Note: In addition, In order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 475.712.78 Euros

Siège social: 19, Le Parvis de La Défense - 92800 PUTEAUX

RCS Nonterre 8 450 249 677

Regulations

Stock Option Subscription Plan - 2010-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/7 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on [21] July 2010, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the SO 2010-2 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove, being specified that this SO 2010-2 Plan shall apply to the issuance of 138,000 Options maximum, reserved to the holders of Options issued within SO-2004 subscription plan who have not been able to exercise such Options 2004-1 within the applicable 5 year period.

Ill - DESCRIPTION OF THE SO 2010-2 PLAN

The list of the SO 2010-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/7 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this SO 2010-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options may be exercised from the date of grant, being specified that such exercise must in any case occur within the aforementioned maximum period of 10 years.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

- 4/7 -

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall retains the right to exercise Options that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO 2010-2 Plan, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

- 5/7 -

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV- 2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2010-2 Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

- 6/7 -

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,1% tax (i.e., 30% tax, plus 12,1% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 52,1% tax on the amount above EUR 152,500. These rates are reduced to 30,1% and 42,1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, the total amount of sales made by a tax household).

The rate applicable is 30,1% (i.e., the proportional rate of 18%, plus 12,1% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

Vl-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/7 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 534.373.54 euros

Siège social: 19, Le Parvis de La Défense - 92800 PUTEAUX

RCS Nanterre 8 450 249 677

Regulations

Stock Option Subscription Plan - 2010-1-2

(11 January 2011)

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 21 July 2010, the Board of Directors decided the procedures applicable to such stock Option plan (hereinafter “the SO 2010-1 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and applicable statutory provisions.

By virtue of a decision taken on 11 January 2011, a combined general shareholders’ meeting has amended the conditions of setting of the subscription price for the class A preferred share (or a ordinary share should the Company be listed on financial markets) to be issued pursuant to exercising an Option, and decided that this price would be set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

- 3/8 -

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 11 January 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2010-1-2 Plan which are a declination of the SO 2010-1 Plan and which include the new conditions of setting of the subscription price for the share to be issued pursuant to exercising an Option.

III - DESCRIPTION OF THE PLAN

The list of the 2010-1-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entities the holder to subscribe for one new class A preferred share (or an ordinary share should the Company be listed on financial markets) of Sequans Communications’ share capital.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

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Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of l/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

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However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The subscription price for shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, Indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

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IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2010-1-2 Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash or by way of a set-off with a debt, at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception: Beneficiaries residing in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are Issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG¹, CRDS² and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2011-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing Options likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares with a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each Option and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the Option, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 8 March 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2011-1 Plan Option, in conformity with the principles set by the combined general shareholders’ meeting and aforesaid statutory provisions.

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III - DESCRIPTION OF THE PLAN

The list of the 2011-1 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entitles the Beneficiary to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years, any Option not exercised before the expiry of such period shall automatically become null and void.

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Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

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In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The subscription price for New Shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company shall be entitled to proceed with a capital write-off or reduction, a change to the appropriation of profits, a free allotment of shares, a capitalization of reserves, profits or share premiums, a distribution of reserves or any issue of capital securities or securities giving entitlement to an allotment of capital securities conferring a subscription right reserved for shareholders, provided that the Company accordingly take the necessary measures to protect the interests of the Beneficiaries in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2011-1 Plan, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that such shares must be fully paid up in cash at the time of subscription, except in case of settlement of the subscription price by way of a set-off with a debt.

- 6/8 -

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

New Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

New Shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any New Share issued further to the exercise of an Option, before the end of a four (4) year-period from the issue of the given Option.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax (i.e., 41% tax, plus 12,3% for social security contributions) on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. The tax information contained in this section VI-1 is likely to change in accordance with the applicable statutory and regulatory provisions. Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2011-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

In addition, the objective of this plan is to incentivise the beneficiairies in case the company will succeed its initial public offering.

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing Options likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares with a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each Option and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the Option, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 8 March 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2011-2 Plan Option, in conformity with the principles set by the combined general shareholders’ meeting and aforesaid statutory provisions.

- 3/8 -

III - DESCRIPTION OF THE PLAN

The list of the 2011-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entitles the Beneficiary to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years, any Option not exercised before the expiry of such period shall automatically become null and void.

- 4/8 -

Furthermore, the Beneficiary must comply with the following schedule:

•

The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the effective date of the initial public offering of the Company which shall occur no later than the day the Ordinary Shareholders’ meeting shall held to rule on the annual accounts of the Company as of 31 December 2011 (the “IPO”);

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the IPO.

Should the IPO not occur, all Options already granted shall become automatically null and void on the day after the Ordinary Shareholders’ meeting shall held to rule on the annual accounts of the Company as of 31 December 2011.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for New Shares obtained by exercising the Options

The subscription price for New Shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

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This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company shall be entitled to proceed with a capital write-off or reduction, a change to the appropriation of profits, a free allotment of shares, a capitalization of reserves, profits or share premiums, a distribution of reserves or any issue of capital securities or securities giving entitlement to an allotment of capital securities conferring a subscription right reserved for shareholders, provided that the Company accordingly take the necessary measures to protect the interests of the Beneficiaries in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2011-2 Plan, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that such shares must be fully paid up in cash at the time of subscription, except the case of settlement of the subscription price by way of a set-off with a debt.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

New Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

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V-2. Rights - Availability

New Shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any New Share issued further to the exercise of an Option, before the end of a four (4) year-period from the issue of the given Option.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for New Shares of Sequans Communications receives a gain equal to the difference between the value of these shares on the date the Option is exercised and the subscription price for such shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax (i.e., 41% tax, plus 12,3% for social security contributions) on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

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3. The tax information contained in this section VI-1 is likely to change in accordance with the applicable statutory and regulatory provisions. Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;
•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

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